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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        December 15, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


               Indiana              01-9091         35-1654378
      (State of incorporation) (Commission File  (I.R.S. Employer
                                    Number)    Identification No.)

        1630 N. Meridian Street                       46202
         Indianapolis, Indiana                      (Zip Code)
         (Address of principal
         executive offices)

Registrant's telephone number, including area code (317) 926-3351



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Item 5.  Other Events.

     On December 15, 1999, Indiana Energy, Inc., Dayton Power and Light Company jointly announced the signing of an Asset Pursuant Agreement.
On December 15 at 10:00 a.m. (EST) an Analyst Call was held. Pursuant to General Instruction F to Form 8-K, the Analyst Call Script for the telephone conference is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description
          99.1  Analyst Call Script for telephone conference held
                December 15, 1999 at 10:00 a.m. (EST)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: December 15, 1999



                                   By:  /s/ Carl L. Chapman
                                        __________________________
                                        Carl L. Chapman
                                        Chief Financial Officer



                                   By:   /s/ Jerome A. Benkert
                                        ___________________________
                                        Jerome A. Benkert
                                        Vice President and Controller